SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported): September 27, 2004



                               AVADO BRANDS, INC.
             ------------------------------------------------------
             (Exact name of Registrant as Specified in its Charter)


             Georgia                    0-19542               59-2778983
-------------------------------     ----------------      -------------------
(State or other Jurisdiction of     (Commission File         (IRS Employer
Incorporation or Organization)          Number)           Identification No.)


         Hancock at Washington
           Madison, Georgia                              30650
----------------------------------------       -------------------------
              (Address)                               (Zip Code)

       Registrant's telephone number, including area code: (706) 342-4552

                                 Not Applicable
          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     ITEM 1.01. Entry into a Material Definitive Agreement

     Avado Brands, Inc. (the "Company") has entered into an Employment Agreement, dated as of September 27, 2004 (the "Employment Agreement") with Raymond P. Barbrick, and has named Mr. Barbrick as Chief Executive Officer of the Company. Under the Employment Agreement, Mr. Barbrick's term of employment will begin no later than October 27, 2004 at a base salary of $325,000 per year. Mr. Barbrick is also eligible to receive i) annual bonuses of up to 125% of base salary, based on the performance of the Company and subject to the approval of the Company's Board of Directors, ii) a $100,000 guaranteed bonus subject to certain limitations, and iii) a $50,000 bonus following the effective date of the Company's court-approved plan of reorganization. Also following the effective date of the plan of reorganization, Mr. Barbrick will be granted an option to purchase 3% of the then outstanding shares of common stock of the Company.

     The preceding summary of the material terms of the Employment Agreement is qualified in its entirety by the full text of the Employment Agreement, which is filed as an Exhibit to this Form 8-K, and hereby incorporated by reference.


     Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     (c) Effective September 27, 2004, Raymond P. Barbrick (age 51) was appointed as Chief Executive Officer of the Company. Since 1992, Mr. Barbrick has been with Bertucci's Corp. and New England Restaurant Group of North Borough, Massachusetts. Since December 2001, he has served as President and Chief Operating Officer and Division President. He was the Chief Operating Officer from November 1999 through November 2001. Prior to his career with Bertucci's, Mr. Barbrick was part of the Back Bay Restaurant Group in Boston and held posts with MSM Management/CEV Corp., also of Boston.

     The material terms of the Employment Agreement between the Company and Mr. Barbrick are described above under Item 1.01, which description is hereby incorporated by reference into this Item 5.02. The Employment Agreement is also filed as an Exhibit to this Form 8-K.


     Item 7.01 Regulation FD Disclosure

     On September 30, 2004, the Company issued a press release, which is furnished hereto as Exhibit 99.1 and incorporated by reference as if fully set forth herein, announcing the appointment of Raymond P. Barbrick as Chief Executive Officer of the Company.


     Item 9.01. Financial Statements and Exhibits

     Exhibit 10.1 Employment Agreement, dated as of September 27, 2004, between Avado Brands, Inc. and Raymond P. Barbrick

     Exhibit 99.1 Press release, dated September 30, 2004 announcing the appointment of Raymond P. Barbrick as the Company's new Chief Executive Officer


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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         AVADO BRANDS, INC.


                                         By:/s/Louis J. Profumo
                                         ----------------------
                                         Louis J. Profumo
                                         Chief Financial Officer


Date: October 1, 2004


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